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                                                                    EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Serologicals Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 8, 2003


                                           /s/ David A. Dodd
                                           -----------------------------------
                                           David A. Dodd
                                           President, Chief Executive Officer
                                           and Director

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in type form within the electronic version of this written statement required by Section 906, has been provided to Serologicals Corporation and will be retained by Serologicals Corporation and furnished to the Securities and Exchange Commission or its staff upon request.